                                                                    Exhibit 99

                               NATIONSBANK N.A.
            MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
                  SEPTEMBER 1, 1997 THROUGH SEPTEMBER 30, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance		                              				$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage	                              					28.11%
    (ii)  Class A-1 Notes Balance				                         		$85,300,000.00
    (iii) Class A-1 Notes Rate				                                   		5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage			                              			34.41%
    (ii)  Class A-2 Notes Balance		                        				$104,427,000.00
    (iii) Class A-2 Notes Rate		                                     				5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage	                              					33.47%
    (ii)  Class A-3 Notes Balance				                        		$101,576,574.00
    (iii) Class A-3 Notes Rate			                                     			6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage	                          					4.00%
    (ii)  Class B Certificates Balance					                    	$12,137,649.00
    (iii) Class B Certificates Rate			                                			6.35%
(F) Servicing Fee Rate			                                             			1.00%
(G) Weighted Average Coupon (WAC)			                                  			8.51%
(H) Weighted Average Original Maturity (WAOM)			             			54.09 		months
(I) Weighted Average Remaining Maturity (WAM)				             		42.79 		months
(J) Number of Receivables	                                         					32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage	               					2.00%
    (ii)  Reserve Account Initial Deposit		                  				$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if
          1.25% loss and delinq triggers hit - otherwise
          greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance	                      					2.00%
          (b) Percent of Remaining Pool Balance		                    				3.25%
          (c) Trigger Percent of Remaining Pool Balance				            		6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-----------------------------------------------
(A) Total Portfolio Balance                               						$78,367,083.55
(B) Total Note and Certificate Pool Factor	                     					0.2582612
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance	                                   					$0.00
    (ii) Class A-1 Notes Pool Factor	                           					0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                   						$0.00
    (ii) Class A-2 Notes Pool Factor		                           				0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                          						$66,229,434.55
    (ii) Class A-3 Notes Pool Factor		                           				0.6520148
(F) Class B Certificates
    (i)  Class B Certificates Balance	                     					$12,137,649.00
    (ii) Class B Certificates Pool Factor			                      			1.0000000
(G) Reserve Account Balance				                                		$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods		             				1,653,842.59
(I) Net Loss Ratio for Second Preceding Period		                    				-0.40%
(J) Net Loss Ratio for Preceding Period			                            			0.42%
(K) Delinquency Ratio for Second Preceding Period			                  			0.73%
(L) Delinquency Ratio for Preceding Period	                         					0.97%
(M) Weighted Average Coupon (WAC)		                                  				8.59%
(N) Weighted Average Remaining Maturity (WAM)				             		25.13 		months
(O) Number of Receivables				                                         		14,574

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections			                            			$5,571,187.89
    (ii)  Not Used			                                                  			0.00
    (iii) Repurchased Loan Proceeds Related to Principal	            					0.00
    (iv) Other Refunds Related to Principal		                         				0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections		                                				596,766.84
    (ii)  Repurchased Loan Proceeds Related to Interest			             			0.00
(C) Weighted Average Coupon (WAC)			                                  			8.59%
(D) Weighted Average Remaining Maturity (WAM)			             			24.42 		months
(E) Remaining Number of Receivables				                               		13,810
(F) Delinquent Receivables
                                				Dollar Amount         		#  Units
	                                   -------------           --------
    (i)  30-59 Days Delinquent				      1,711,290 	  2.35%  	    325	    2.35%
    (ii)  60-89 Days Delinquent				       509,639 	  0.70%	       87    	0.63%
    (iii) 90 Days or More Delinquent			  	221,024   	0.30%	       40   		0.29%

(G) Repossessions
		                                		Dollar Amount 		        #  Units
                                    -------------           --------
                                      				126,584   	0.17%	       17   		0.12%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Account Investment Income 				                        		$27,481.49
(B) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period			                           			66,162.95
(C) Liquidated Receivables Information
    (i)   Not Used			                                                  			0.00
    (ii)  Not Used		                                                  				0.00
    (iii) Recoveries on Previously Liquidated Contracts		        				30,559.48
(D) Aggregate Net Losses for Collection Period				                 		35,603.47
(E) Actual Number of Days in Interest Period	                       					30.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections			                                     			$596,766.84
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest				                   		0.00
(D) Recoveries from Prior Month Charge Offs			 	                   		30,559.48
(E) Investment Earnings from the Reserve Account				               		27,481.49
(F) Total Interest Collections		                                				654,807.81

Principal:
(G) Principal Payments Received		                            				$5,571,187.89
(H) Not Used	                                                        					0.00
(I) Repurchased Loan Proceeds Related to Principal	                  					0.00
(J) Other Refunds Related to Principal	                              					0.00
(K) Total Principal Collections				                             		5,571,187.89

(L) Total Collections		                                      				$6,225,995.70


II. DISTRIBUTIONS		                                        						Per $1,000 of
----------------- 					                                    			Original Balance
                                                              ----------------

(A) Total Interest Collections		            				$654,807.81
(B) Servicing Fee 	                         					$65,305.90 	            	0.22

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due					  	$0.00 	               	0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)	                 		0.00                		0
    (iii) Class A-1 Notes Monthly Interest Shortfall
                                               ------------
          (after  reserve fund draw)            						$0.00                		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due			  			$0.00 	               	0
    (ii)  Class A-2 Notes Monthly Interest Paid
          (after reserve fund draw)				              		0.00                		0
    (iii) Class A-2 Notes Monthly Interest Shortfall
                                               ------------
          (after reserve fund draw)	             					$0.00                		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due 	$336,666.29      		3.314408815
    (ii)  Class A-3 Notes Monthly Interest Paid
          (after reserve fund draw)	        					336,666.29      		3.314408815
    (iii) Class A-3 Notes Monthly Interest
                                               ------------
          Shortfall (after reserve fund draw)	   					$0.00                		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest
          Due                                   	$64,228.39      		5.291666667
    (ii)  Class B Certificates Monthly Interest
          Paid (after reserve fund draw)	    					64,228.39      		5.291666667
    (iii) Class B Certificates Monthly Interest
                                               ------------
          Shortfall (after reserve fund draw)	   					$0.00                		0
(G) Total Note and Certificate Interest Paid
    (after reserve fund draw)		             				$400,894.68
(H) Excess Interest			                       			$188,607.23

Principal
(I) Total Principal Collections	         					$5,571,187.89
(J) Draw on Reserve Fund for realized losses 					66,162.95
(K) Total Amount Available for Principal
    Distribution 					                       	$5,637,350.84    		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due			  			0.00                		0
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)		              				0.00                		0
    (iii) Class A-1 Notes Monthly Principal Shortfall
                                               ------------
          (after reserve fund draw)              						0.00                		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due		  				0.00                		0
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)		              				0.00                		0
    (iii) Class A-2 Notes Monthly Principal Shortfall
                                               ------------
          (after reserve fund draw)              						0.00                		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due	5,637,350.84 	    	55.49853296
    (ii)  Class A-3 Notes Monthly Principal Paid
          (after reserve fund draw)		       				5,637,350.84     		55.49853296
    (iii) Class A-3 Notes Monthly Principal
                                               -------------
          Shortfall (after reserve fund draw)     						0.00               		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due				0.00               		0
    (ii)  Class B Certificates Monthly Principal Paid
          (after reserve fund draw)	               					0.00               		0
    (iii) Class B Certificates Monthly Principal
                                               -------------
          Shortfall (after reserve fund draw)				     		0.00               		0
(P) Total Note and Certificate Principal Paid			5,637,350.84
(Q) Total Distributions				                   		6,103,551.42
(R) Excess Servicing Releases from Reserve
    Account to Servicer				                     		122,444.28
(S) Amount of Draw from Reserve Account		      				66,162.95
(T) Draw from Reserve Account plus Total
    Available Amount					                      	6,292,158.65

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                             				Beginning            		End
                                          			   	of Period         		of Period
                                               -------------     -------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance        				$78,367,083.55 	 	$72,729,732.71
    (ii)   Total Note and Certificate Pool
           Factor	                              			0.2582612       		0.2396831
    (iii)  Class A-1 Notes Balance			                  	0.00 	           	0.00
    (iv)   Class A-1 Notes Pool Factor			         	0.0000000 	      	0.0000000
    (v)    Class A-2 Notes Balance		                  		0.00            		0.00
    (vi)   Class A-2 Notes Pool Factor		         		0.0000000 	      	0.0000000
    (vii)  Class A-3 Notes Balance	         			66,229,434.55 	  	60,592,083.71
    (viii) Class A-3 Notes Pool Factor		         		0.6520148       		0.5965163
    (ix)   Class B Certificates Balance		    		12,137,649.00 	  	12,137,649.00
    (x)    Class B Certificate Pool Factor			     	1.0000000 	      	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)		            		8.59%           		8.59%
    (ii)  Weighted Average Remaining Maturity
          (WAM)                               	25.13 	months	    24.42 	months
    (iii) Remaining Number of Receivables				         14,574           	13,810
    (iv)  Portfolio Receivable Balance		    		$78,367,083.55 	 	$72,729,732.71

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance							                    	$6,068,824.46
(B) Draw for Realized losses				                                 				66,162.95
(C) Draw for Servicing Fee						                                        		0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates				 				66,162.95
(I) Excess Interest							                                         	188,607.23
(J) Reserve Account Balance Prior to Release							              	6,191,268.74

(K) Reserve Account Required Amount							                       	6,068,824.46

(L) Final Reserve Account Required Amount							                 	6,068,824.46

(M) Reserve Account Release to Servicer						                      	122,444.28

(N) Ending Reserve Account Balance						                         	6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period					                        			$66,162.95
(B) Liquidated Contracts
    (i)   Not Used						                                                		0.00
    (ii)  Not Used							                                                	0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			30,559.48
(C) Aggregate Net Losses for Collection Period							               	35,603.47
(D) Net Loss Ratio for Collection Period (annualized)						            		0.57%
(E) Cumulative Net Losses for all Periods							                 	1,689,446.06
(F) Delinquent Receivables
                                 			Dollar Amount          		#  Units
                                    -------------            --------
    (i)  30-59 Days Delinquent			      	1,711,290    	2.35%	      325   	2.35%
    (ii)  60-89 Days Delinquent			       	509,639    	0.70%	       87 	 	0.63%
    (iii) 90 Days or More Delinquent		  		221,024    	0.30%	       40 	 	0.29%

(G) Repossessions
                                 				Dollar Amount         		#  Units
                                     -------------           --------
                                      				126,584    	0.17%       	17  		0.12%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                      	-0.40%
    (ii) Preceding Collection Period		                             						0.42%
    (iii) Current Collection Period					                              			0.57%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.19%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
    to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.73%
    (ii) Preceding Collection Period				                             				0.97%
    (iii) Current Collection Period						                              		1.00%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.90%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit




The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge
and belief that the above information is true and correct.





\s\ Tracy Chandler    			     	\s\ Leslie J. Fitzpatrick
---------------------    	     -------------------------
Tracy Chandler   	             				Leslie J. Fitzpatrick
Vice President 			               		Senior Vice President
